Exhibit 10.1

Exhibit 10.1

THIRD AMENDMENT
TO THAT CERTAIN
REVOLVING LOAN AND SECURITY AGREEMENT
DATED AUGUST 14, 2023

THIS THIRD AMENDMENT to that certain Revolving Loan and Security Agreement between Amerisource Funding, Inc., together with its successors and assigns ("Amerisource") as the lender and Flotek Industries, Inc., a Delaware corporation ("Parent"), Flotek Chemistry, LLC, an Oklahoma limited liability company ("F-Chem"), and JP3 Measurement, LLC, a Texas limited liability company ("JP3") (together with their respective successors and assigns, individually and collectively, "Borrower"), (this "Amendment") is entered into effective July 15, 2026 (the "Amendment Date").

RECITALS

WHEREAS, Amerisource and Borrower are Parties to the Revolving Loan and Security Agreement dated August 14, 2023, together with the First Amendment to that certain Revolving Loan and Security Agreement dated October 5, 2023, the Second Amendment to that certain Revolving Loan and Security Agreement dated August 5, 2024, the consent agreement dated April 28, 2025, the letter agreement dated April 28, 2025 and the letter agreement dated October 28, 2025 (as otherwise altered, amended, changed, extended, modified, reviewed, replaced, substituted or supplemented from time to time, the "Loan Agreement"); and

WHEREAS, Amerisource and Borrower desire to execute this Amendment to the Loan Agreement as set forth herein in order to provide the additional funding and credit to Borrower.

AGREEMENT

NOW THEREFORE, in consideration of the above recitals and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged and agreed upon, and on the terms set forth in this Amendment, the Parties hereby agree that the Loan Agreement shall continue in full force and effect and shall be modified as follows:

1. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning as set forth in the Loan Agreement. Any term not capitalized in the Loan Agreement nor this Amendment shall have the meaning given to it in the then-current Uniform Commercial Code.

2. Section 2.04 of the Loan Agreement shall be amended and restated as follows:

   Section 2.04. Maturity This term of this Agreement shall expire on October 31, 2026 (the "Maturity Date"). Borrower may, by giving Amerisource at least thirty (30) days written notice prior to the Maturity Date, elect to either (a) extend the term of this Agreement for an additional twelve (12) months from the Maturity Date (the "Extended Maturity Date"), or (b) terminate this Agreement effective as of the Maturity Date. In the event Borrower elects to terminate this Agreement pursuant to clause (b) above, Borrower shall pay to Amerisource an Early Termination Fee on the Maturity Date, equal to Fifty Thousand Dollars ($50,000). In the event Borrower elects to extend the term of this Agreement pursuant to clause (a) above, and subsequently terminates this Agreement prior to the Extended Maturity Date, an Early Termination Fee equal to ONE AND ONE-HALF PERCENT (1.50%) of the Revolving Credit Facility Account Limit shall apply.

Upon termination, Borrower shall pay the Obligations to Amerisource. Upon termination of this Agreement, Amerisource may retain amounts (i) sufficient to cover any Obligations that were either known or unknown to Amerisource at the time of termination, and (ii) until Borrower has executed and delivered to Amerisource a general indemnity and mutual release in a form reasonably acceptable to Amerisource.

3. Representations and Warranties. Borrower represents and warrants to Amerisource that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite organizational action on the part of Borrower, (c) no other consent of any Person (other than Amerisource) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in the Loan Agreement are true and correct in all material respects (except for any such representations and warranties that are qualified by material adverse effect or materiality, which are true and correct in all respects) on and as of the date of this Amendment as though made on the date of this Amendment, except to the extent that such representations and warranties speak to a specific date, (f) it is in full compliance with all covenants and agreements contained in the Loan Agreement, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.

4. Scope of Amendment; Reaffirmation; **RELEASE**. All references to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Agreement is unchanged and continues in full force and effect and the foregoing is hereby ratified and confirmed by Borrower. However, in the event of any inconsistency between the terms of the Loan Agreement (as amended by this Amendment) and any other document, the terms of the Loan Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Loan Agreement. Borrower hereby acknowledges, confirms and agrees that Amerisource has and shall continue to have valid, enforceable and perfected first-priority liens upon, and security interests in and to the Collateral heretofore granted to Amerisource pursuant to the Loan Agreement. Borrower hereby reaffirms its obligations under the Loan Agreement and agrees that the Loan Agreement remains in full force and effect and continues to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). **AS A MATERIAL PART OF THE CONSIDERATION FOR AMERISOURCE ENTERING INTO THIS AMENDMENT, BORROWER HEREBY RELEASES AND FOREVER DISCHARGES AMERISOURCE (AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION, OR LIABILITIES FOR ACTIONS OR OMISSIONS (WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER DIRECT OR INDIRECT) IN CONNECTION WITH THE LOAN AGREEMENT PRIOR TO THE DATE OF THIS AMENDMENT, WHETHER OR NOT HERETOFORE ASSERTED, AND WHICH BORROWER OR ANY LOAN PARTY MAY HAVE OR CLAIM TO HAVE AMERISOURCE.**

5. Miscellaneous.

(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Loan Agreement not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Agreement, or (ii) a waiver of Amerisource's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Agreement. Amerisource's failure at any

time or times hereafter to require strict performance of any provision of the Loan Agreement or this Amendment shall not waive, affect or diminish any right of Amerisource thereafter to demand strict performance of the Loan Agreement or this Amendment, or any parts thereof.

(b) Form. Each agreement, document, instrument or other writing to be furnished to Amerisource under any provision of this Amendment must be in form and substance satisfactory to Amerisource.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment or the Loan Agreement.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Amerisource. Amerisource may also require that any such documents and signatures be confirmed by a manually-signed original; *provided that*, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(F) GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN AGREEMENT HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS, AND, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES AND SHALL BE PERFORMABLE BY THE PARTIES HERETO IN HARRIS COUNTY, TEXAS.

(G) ENTIRETY. THE LOAN AGREEMENT (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT AMONG BORROWER AND AMERISOURCE WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

FLOTEK INDUSTRIES, INC.

By: [signature]
(Signature)

Bond Clement CFO
(Printed Name and Title)

FLOTEK CHEMISTRY, LLC

By: [signature]
(Signature)

Bond Clement CFO
(Printed Name and Title)

JP3 MEASUREMENT, LLC

By: [signature]
(Signature)

Bond Clement CFO
(Printed Name and Title)

AMERISOURCE:

AMERISOURCE FUNDING, INC.

X [signature]

Name: JOSEPH L. PACE

Title: EVP & General Counsel